UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(RULE 14c−101)

SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c−5(d)(2))

☑	Definitive Information Statement

HEPALIFE TECHNOLOGIES, INC.
(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c−5(g) and 0−11.

(1)           Title of each class of securities to which transaction applies:
(2)           Aggregate number of securities to which transaction applies:
(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0−11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)           Proposed maximum aggregate value of transaction:
(5)           Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0−11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HepaLife Technologies, Inc.

850 Third Avenue,
 Suite 1801,
New York, NY 10022
Telephone: 646-218-1400

To our Shareholders:

On May 7, 2010, holders of a majority of the voting shares of HepaLife Technologies, Inc. (the “Company”), acted by written consent in lieu of a special meeting of shareholders, among other things, to:

•
adopt an amendment to the Company’s Articles of Incorporation in the form attached hereto as Exhibit A (the “Articles of Amendment”) to (i) increase the number of shares of Common Stock, $0.001 par value per share (the “Common Stock”) which the Company is authorized to issue from 300,000,000 shares to 500,000,000 shares; (ii) change the par value of the Company's authorized Preferred Stock from $0.10 to $0.001 per share; and (iii) provide for the classification of the Company’s Board of Directors and to further provide for staggered terms of service for each class of directors; and

•	adopt the Amended and Restated By-laws of the Company, as attached hereto as Exhibit B.

The enclosed Information Statement is being furnished to inform you that the foregoing action has been approved by shareholders representing a majority of the voting power of the Company’s outstanding shares of Common Stock. The Board of Directors is not soliciting your proxy or consent in connection with the adoption of the Articles of Amendment or the amended and restated bylaws. Pursuant to the regulations of the Securities and Exchange Commission, this Information Statement must be sent to shareholders at least 20 calendar days prior to the earliest date on which the proposed corporate action may be taken.

The Information Statement is being mailed on or about May 17, 2010 to shareholders of record as of May 7, 2010, the record date for determining the Company’s shareholders eligible to consent in writing to the adoption of the Articles of Amendment or the amended and restated bylaws and entitled to notice of this corporate action. The actions taken by the consenting shareholders will not become effective until at least 20 days after the initial mailing of this Information Statement.

The accompanying Information Statement is for informational purposes only.  However, we urge you to read the Information Statement in its entirety for a more complete description of the transactions referenced above and the actions taken by the Company’s Board of Directors and the holders of a majority of the Company’s outstanding Common Stock at the time of the approval of the transaction.

Sincerely,

/s/ Richard Rosenblum
Richard Rosenblum
President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS IN CONNECTION WITH THIS NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT: THE INFORMATION STATEMENT IS AVAILABLE AT: www.hepalife.com.

HepaLife Technologies, Inc.

850 Third Avenue,
Suite 1801,
New York, NY 10022

Telephone: 646-218-1400

Information Statement

Dated May 7, 2010

Filed and Delivered Pursuant to Section 14(c) of the
Securities Exchange Act of 1934 and Rule 14c-2 Thereof

We Are Not Asking You for Your Proxy or Consent and You are Requested Not to Send Us Your Proxy or Consent.

HepaLife Technologies, Inc.  (the “Company,” “we,” “us,” “our”) is sending you this Information Statement to inform you of the written consent of certain of the Company’s shareholders (the “Consenting Shareholders”) representing a majority of the Company’s issued and outstanding shares of Common Stock, par value $0.001 per share (the “Common Stock”), delivered to us on May 7, 2010.

Pursuant to the regulations of the Securities and Exchange Commission (the “Commission”), this Information Statement must be sent to shareholders at least 20 calendar days prior to the earliest date on which the proposed corporate action may be taken. The Board of Directors is not soliciting your proxy or consent in connection with the adoption of the Articles of Amendment and the adoption of the Amended and Restated Bylaws and proxies and consents are not requested from shareholders.

We are  distributing this Information Statement to shareholders of record as of May 7, 2010 (the “Record Date”) for determining the Company’s shareholders eligible to consent in writing to the adoption of the Articles of Amendment and the adoption of the Amended and Restated By Laws; and, accordingly, entitled to notice of these corporate actions in satisfaction of any notice requirements we may have under the Florida Business Corporation Act (the  “FBCA”) and as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  No dissenters’ rights under the FBCA are afforded to you as a result of the adoption of the Articles of Amendment and the adoption of the Amended and Restated Bylaws or the changes effected thereby. We will pay the expenses incurred in connection with the distribution of this Information Statement.

Requirements for Amending the Articles  of Incorporation and By Laws

NO ADDITIONAL ACTION IS REQUIRED BY OUR SHAREHOLDERS IN CONNECTION WITH AMENDING THE ARTICLES  OF INCORPORATION AND BY LAWS. HOWEVER, REGULATION 14C PROMULGATED UNDER THE EXCHANGE ACT REQUIRES THE MAILING TO THE COMPANY’S SHAREHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST 20 DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE APPROVED CORPORATE ACTION MAY BE TAKEN.

EFFECTIVE DATE OF THE ACTIONS

The Articles of Amendment will become effective upon the filing, with the Florida Secretary of State, of articles of amendment (the “Articles of Amendment”) to the Company’s Articles  of Incorporation, as amended. Pursuant to Rule 14c-2 under the Exchange Act, the foregoing amendment to our Articles of Incorporation, as amended and the adoption of the Amended and Restated By Laws may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to our shareholders of record as of the Record Date, which mailing is expected to occur on or about May 17, 2010.

DISSENTERS’ RIGHT OF APPRAISAL

Under the applicable provisions of the FBCA, our Articles of Incorporation, and our Bylaws, shareholders do not have any right to dissent with respect to the actions taken, and no shareholder is entitled to appraisal of or payment for their shares of Common Stock by virtue of such action.

NO MEETING OF SHAREHOLDERS REQUIRED

We are not soliciting any votes with regard to the Articles of Amendment or the adoption of the Amended and Restated Bylaws.  The Consenting Shareholders that have consented to the Articles of Amendment and the adoption of the Amended and Restated Bylaws own a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such Consenting Shareholders own sufficient shares of Common Stock to approve the Articles of Amendment and the Amended and Restated Bylaws.

OUTSTANDING VOTING SECURITIES OF THE COMPANY

On May 7, 2010, the Record Date, the Company had 101,494,158 shares of Common Stock issued and outstanding, and there were no shares of Preferred Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for shareholder approval.

On May 7, 2010, the holders of 53,381,779 shares (or approximately 53% of the 101,494,158 shares of Common Stock then outstanding) executed and delivered to the Company a written consent approving the Articles of Amendment and the filing of the Articles of Amendment. As the actions were approved by the Consenting Shareholders, no proxies are being solicited with this Information Statement.

The FBCA provides in substance that unless the Company’s Articles  of Incorporation provides otherwise, shareholders may take action without a meeting of shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

THE REASON FOR THE ARTICLES OF AMENDMENT

Our Amended and Restated Articles of Incorporation currently provide for authorized capital stock consisting of 300,000,000 shares of Common Stock, par value $0.001 per share.  As of May 7, 2010, we had 101,494,158 shares of Common Stock issued and outstanding.  On May 4, 2010, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 to 500,000,000.  The Board of Directors set May 7, 2010 as the “Record Date” for determining which shareholders were entitled to consent in writing to the Articles of Amendment.

Our Board of Directors believes that an increase in our Common Stock is advisable because such increase will provide us with the flexibility to meet our business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

The increased reserve of shares available for issuance would give us the flexibility of using Common Stock to raise capital and/or as consideration in acquiring other businesses. The increased reserve of shares available for issuance may be used to facilitate public or private financings. We have previously stated in our recent annual and quarterly reports that if required operating funds cannot be generated by operations, we may need to, among other things, issue and sell shares of our Common Stock in either registered or unregistered offerings, or securities convertible into Common Stock in private transactions.  While our Board of Directors is presently considering all financing options, including but not limited to a registered public offering of our Common Stock, at this time we have no agreements in place for such a registered public offering or any other definitive plans or agreements in place for any other financing.  Moreover, such transactions might not be available on terms favorable to us, or at all.  We may sell Common Stock at prices less than the public trading price of our Common Stock at the time, or we may grant additional contractual rights to purchase our Common Stock not available to other holders of Common Stock, such as warrants to purchase shares of Common Stock.

We also may seek opportunities to add more expertise and proprietary products and services to further enhance our core capabilities through acquisitions of businesses.  Such acquisitions may be effected using shares of Common Stock or other securities convertible into Common Stock and/or by using capital that may need to be raised by selling such securities. The current number of available authorized shares of Common Stock limits our ability to effect acquisitions of businesses using shares of our Common Stock or issuing shares to raise capital to fund such acquisitions or for other purposes. The Company does not have any agreement, arrangement or understanding at this time with respect to any specific acquisition for which the authorized shares would be issued.

In addition, the increased reserve of shares available for issuance may be used for our equity incentive plans for grants to the Company’s employees, consultants and directors, and those of the our subsidiaries. Our Board of Directors believes that it is important for our continued growth to incentivize our officers and employees, and those of our subsidiaries, to enhance development of our technologies, increase our revenues and profitability, and as a result, the Company’s market value, through equity incentive awards. Such equity incentive plans may also be used to attract and retain employees or in connection with potential acquisitions if we grant options to the employees of the acquired companies.  Our Board of Directors believes that our ability to achieve our growth strategy may be impaired without additional shares of authorized Common Stock that could be used to provide such equity incentives.

The flexibility of the Board of Directors to issue additional shares of Common Stock could also enhance our ability to negotiate on behalf of our shareholders in a takeover situation and have an anti-takeover effect. The authorized but unissued shares of Common Stock could be used by our Board of Directors to discourage, delay or make more difficult a change in the control. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of our outstanding Common Stock. Shareholders should therefore be aware that the approval of the Articles of Amendment by the Consenting Shareholders could facilitate future efforts by our Board of Directors to deter or prevent changes in control, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices. The increase in our authorized Common Stock, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or to otherwise obtain control of the Company. The availability of additional shares of Common Stock is particularly important in the event that our Board of Directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking shareholder approval in connection with the contemplated action.

The additional authorized but unissued shares of Common Stock resulting from the Articles of Amendment may generally be issued from time to time for such proper corporate purposes as may be determined by the Board of Directors, without further action or authorization by the Company’s shareholders, except for some limited circumstances where shareholder approval is required by law or the listing standards of any stock exchange on which our Common Stock may be listed at such time.  Our Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or rules.

While our Board of Directors and management believe that the increase in authorized Common Stock is necessary to provide the additional flexibility to capitalize on financing and strategic opportunities, the possible future issuance of shares of equity securities consisting of Common Stock or securities convertible into Common Stock could affect our current shareholders in a number of ways, including the following:

•	diluting the voting power of the current holders of Common Stock;

•
diluting the market price of the Common Stock, to the extent that the shares of Common Stock are issued and sold at prices below current trading prices of the Common Stock, or if the issuance consists of equity securities convertible into Common Stock, to the extent that the securities provide for the conversion into Common Stock at prices that could be below current trading prices of the Common Stock; and

•	diluting the earnings per share, if any, and book value per share of the outstanding shares of Common Stock.

We intend to file the Articles of Amendment, in form and substance so as to comply with the then applicable laws of the State of Florida, reflecting the Articles of Amendment and increasing the Company’s authorized shares of Common Stock no earlier than twenty (20) days following the filing of this Information Statement with the Commission.  The Articles of Amendment will become effective upon filing with the Florida Secretary of State.

DESCRIPTION OF THE AMENDMENT REGARDING THE STAGGERED BOARD OF DIRECTORS

The election of directors of HepaLife is currently governed by our  Bylaws, which  provide that all  directors  are to be elected annually for a term of one year, to hold office until the next annual meeting of shareholders and until their  successors are duly elected and  qualified.  This amendment to our Articles of Incorporation and bylaws provides for the  division  of the board of  directors  into  three classes to allow for staggered  terms of office, with one class of  directors  elected each year and each director so elected  serving for a term of two years.  Section 607.0806 of the FBCA permits either the articles of incorporation or the bylaws of a corporation to provide for the classification of directors for staggered terms of office. Neither our Articles of Incorporation  nor our Bylaws, in their current form, contain any such provision.

The proposed amendments provide for the creation of three classes of directors, as nearly equal in size as possible. Upon their initial election, the  Class I directors  will hold office until  the 2010 annual meeting of  shareholders;   Class II directors will hold office for a term expiring in one year, at the 2011 annual meeting of shareholders; and Class III directors  will hold  office for a term  expiring  in two  years,  at the 2012 annual  meeting  of  shareholders.  Commencing at the 2012 annual meeting of shareholders, the shareholders will elect only one class of directors each year, beginning with Class I directors, with each director so elected holding office for a two-year term.  The result of this process is that approximately one-third of the board of directors will be up for election each year.

POSSIBLE NEGATIVE EFFECTS OF IMPLEMENTING A STAGGERED BOARD OF DIRECTORS

Although the creation of a staggered  board of directors is designed as a  protective  measure for our shareholders,  the creation of a staggered board of directors may have the effect of preventing shareholders from realizing an  opportunity  to sell their shares of capital  stock at higher than market  prices by  deterring  unsolicited  takeover  offers or other  efforts to obtain control of us.

In addition, staggered board provisions will generally delay, deter or impede  changes in  control  of the board of  directors  or the  approval  of certain shareholder proposals that might have the effect of facilitating changes in  control of the board of  directors,  even if the  holders  of a majority  of our voting securities believe the changes or actions would be in our best interest  and the best interests of our shareholders.  For example,  staggering terms of the members of the board of  directors  would  operate to increase  the time  required  for  someone to obtain  control of us without  the cooperation or approval of the incumbent board of directors, even if that person holds or  acquires  a  majority  of the  voting  power.  Moreover,  by  possibly deterring future takeover offers, the creation of a staggered board of directors might have the  incidental  effect of  inhibiting  certain  changes in incumbent management,  some or all of whom may be  replaced  in the  course of a change in control of our board of directors.

Our  Board  of  Directors  has  considered  the potential  adverse  impact of the proposed  amendment  and  concluded  that such adverse effects are outweighed by the benefits the amendment would afford us and our shareholders.

Filling Board Vacancies and Removal Of Directors

The Articles of Amendment (and the Amended and Restated Bylaws) also provide that any vacancy on the Board of Directors,  whether  by  reason  of  removal,  resignation,  death or otherwise  shall be filled  exclusively  by a vote of no less than a majority of the remaining  directors.  Any director appointed by a majority of the remaining directors shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

Permitting  directors rather than  shareholders to fill vacancies is consistent  with, and supportive of, the purposes of adopting a staggered  board since  together  the two  provisions  tend to moderate  the pace at which our Board of Directors  could be changed and is a further  deterrent to the strategy of removing  existing  directors and replacing them with persons chosen by a takeover  bidder.  In addition,  because the board of  directors  fixes the number of directors, it would also prevent those seeking majority representation on  our  board  of  directors  from   attempting  to  obtain  such representation  through expanding the size of the board of directors and filling the new directorships with their nominees. Directors may not be removed from office without the affirmative vote of sixty-six and two thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation  entitled to vote  generally in the election of directors.

Effectiveness of Amendment

This amendment to our Articles of Incorporation shall become effective on or after the 20th day  following  the date on which  this information statement is sent to our shareholders.

ADOPTION OF THE AMENDED AND RESTATED BYLAWS

The Consenting Shareholders also adopted and ratified the Amended and Restated By Laws which incorporate the provisions of the Articles of Amendment as to the classification of our Board of Directors and providing for staggered three year terms.

The Amended and Restated By Laws also provide for the Board of Directors to set the compensation, if any, of the directors.  The Consenting Shareholders ratified all payments made to directors through May 7, 2010 and all resolutions providing for the payment of fees to directors and severance compensation to resigning directors in compensation for their services as directors.

The Amended and Restated Bylaws shall become effective on or after the 20th day following the date on which this information statement is sent to our shareholders.

MARKET FOR COMPANY’S COMMON EQUITY, RELATED SHAREHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

Our Common Stock is traded on the Over the Counter Bulletin Board (the “OTCBB”) under the symbol “HPLF.”

The following table sets forth the high and low closing sale prices for our Common Stock for each quarter during the past two fiscal years as reported by the OTCBB:

	High	Low

Fiscal Year Ended December 31, 2009
First Quarter 2009 (January 1 – March 31, 2009)	$0.30	$0.13
Second Quarter 2009 (April 1 – June 30, 2009)	$0.35	$0.16
Third Quarter 2009 (July 1 – September 30, 2009)	$0.22	$0.16
Fourth Quarter 2009 (October 1 – December 31, 2009)	$0.30	$0.15

Fiscal Year Ended December, 2008
First Quarter 2008 (January 1 – March 31, 2008)	$0.47	$0.31
Second Quarter 2008 (April 1 – June 30, 2008)	$0.73	$0.45
Third Quarter 2008 (July 1 – September 30, 2008)	$0.48	$0.18
Fourth Quarter 2008 (October 1 – December 31, 2008)	$0.31	$0.14

On May 7, 2010, the closing price of our Common Stock on the OTCBB was $0.18 per share. As of May 7, 2010, there were approximately 76 shareholders of record of our Common Stock.

Dividend Policy

We do not have a history of paying dividends on our Common Stock, and there can be no assurance that we will pay any dividends in the foreseeable future. The Company intends to use any earnings, which may be generated, to finance the growth of its businesses. Our Board of Directors has the right to authorize the issuance of Preferred Stock, without further shareholder approval, the holders of which may have preferences over the holders of the Common Stock as to payment of dividends.

INFORMATION ON CONSENTING SHAREHOLDERS

Pursuant to the our Bylaws and the FBCA, a vote by the holders of at least a majority of the voting shares is required to approve the Articles of Amendment and the filing of the Articles of Amendment and the adoption of the Amended and Restated By Laws. As of the Record Date, we had 101,494,158 voting shares issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. Accordingly, the affirmative vote of at least 50,747,080 shares was required to approve the Articles of Amendment. A total of 53,381,779 shares were voted in favor of the Articles of Amendment.

As of May 7, 2010, the Consenting Shareholders were the beneficial owners of a total of 53,381,779 shares of our Common Stock, which represented approximately 53% of the total number of voting shares. The Consenting Shareholders voted in favor of the Articles of Amendment and the filing of the Articles  of Amendment and the adoption of the Amended and Restated Bylaws in a written consent, dated May 5, 2010. No consideration was paid for the consent. The Consenting Shareholders’ name, affiliation with us, beneficial holdings of Common Stock as of May 7, 2010, and the number of shares of Common Stock voted in favor of the Articles of Amendment and the adoption of the Amended and Restated Bylaws on May 7, 2010 is as follows:

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class (1)	Number of Shares Voted In Favor of the Articles of Amendment	Percentage of Class (1)
Common Stock	1420525 Alberta Ltd (2)	34,261,174	34%	34,261,174	34%
Common Stock	1420524 Alberta Ltd (3)	4,400,000	4.3%	4,400,000	4.3%
Common Stock	1420468 Alberta Ltd. (4)	4,400,000	4.3%	4,400,000	4.3%
Common Stock	1420527 Alberta Ltd. (5)	3,000,000	2.9%	3,000,000	2.9%
Common Stock	1422688 Alberta Ltd. (6)	1,250,000	1.2%	1,250,000	1.2%
Common Stock	Jasvir S. Rayat	3,200,000	3.1%	3,200,000	3.1%
Common Stock	Herdev S. Rayat	2,870,605	2.8%	2,870,605	2.8%
Total		53,381,779	52.6%		52.6%

(1)        Beneficial ownership is calculated based on 101,494,158 shares of Common Stock issued and outstanding as of May 7, 2010. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

(2)        1420525 Alberta Ltd., is a private Alberta corporation controlled by Mr. Harmel S. Rayat located at Suite 216-1628 West 1st Avenue, Vancouver, British Columbia, V6J 1G1.

(3)        1420524 Alberta Ltd. is a private Alberta corporation, wholly owned by David Ernest Jenkins, as the trustee under the KJR Family Trust dated August 28, 2008, for the benefit of Kalen Jai Rayat. Mr. Harmel Rayat is not a beneficiary of the trust.

(4)        1420468 Alberta Ltd., is a private Alberta corporation, wholly owned by Jasbinder Chohan, as the trustee under the TJR Family Trust dated August 28, 2008, for the benefit of Talia Jevan Rayat. Mr. Harmel Rayat is not a beneficiary of the trust.

(5)        1420527 Alberta Ltd., is a private Alberta corporation, wholly owned by Amritpal Kaur Tanda, as the trustee under the Heritage Family Trust dated August 28, 2008, for the benefit of Mehar Singh Bhogal.

(6)        1422688 Alberta Ltd., is a private Alberta corporation, wholly owned by Gurmeet Singh Sidhu, as the trustee under the DS Sidhu Family Trust dated August 28, 2008, for the benefit of Dayan Singh Sidhu.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 7, 2010, the beneficial ownership of our Common Stock by each director and executive officer of the Company and each person known by us to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of our as a group.

The percentages of our Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned.

Person or Group	Number of Shares of Common Stock	Percent
Amit S. Dang	0	0%
60 State Street, Suite 700
Boston, MA 02109

Javier Jimenez (1)	10,000 (1)	<1%
60 State Street, Suite 700
Boston, MA 02109

Jatinder S. Bhogal (2)	2,010,000	2.0%
60 State Street, Suite 700
Boston, MA 02109

Joseph Sierchio(3)	110,000	<1%
60 State Street, Suite 700
Boston, MA 02109

1420525 Alberta Ltd.(4)	34,261,174	34%
216-1628 West First Avenue
Vancouver, B.C.
V6J 1G1 Canada

Directors and Executive Officers	2,130,000	2.1%
as a group (5 persons)

(1)           Represents shares issuable upon exercise of vested options.

(2)           Represents 2,000,000 shares held by Ranjit Bhogal, Mr. Bhogal’s wife and 10,000 shares issuable upon exercise of vested options.

(3)           This amount includes 10,000 shares issuable upon exercise of vested options.

(4)           This amount includes 31,057,980 shares held by 1420525 Alberta Ltd., a private Alberta company wholly-owned by Mr. Rayat, and 3,203,194 shares held by Tajinder Chohan, Mr. Rayat’s wife. In his capacity as the sole shareholder of 1420525 Alberta Ltd. and its President, Mr. Rayat may be deemed to have beneficial ownership of the shares owned by 1420525 Alberta Ltd.

DESCRIPTION OF CAPITAL STOCK

We are currently authorized to issue 300,000,000 shares of Common Stock, $0.001 par value per share, and 1,000,000 shares of Preferred Stock, $0.10 par value per share.

Common Stock

As of May 7, 2010, there were 101,494,158 shares of Common Stock outstanding and we had 76 shareholders of record as of May 7, 2010. All of the issued and outstanding shares of Common Stock on May 7, 2010 were fully paid and non-assessable.

The holders of our Common Stock are entitled to one vote per share on all matters to be voted on by the shareholders. Subject to preferences that may be applicable to any shares of Preferred Stock that may be outstanding from time to time, holders of Common Stock are entitled to receive ratably such dividends as may be declared by the board of directors out of funds legally available therefore. In the event we liquidate, dissolve or wind up, holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preferences of any outstanding shares of Preferred Stock. Holders of Common Stock have no preemptive, conversion, or subscription rights. There are no redemption or sinking fund provisions applicable to the Common Stock.

Preferred Stock

Under our Articles of Incorporation, our board of directors has the authority, without further action by our shareholders, to issue up to 1,000,000 shares of Preferred Stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such Preferred Stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, liquidation preference and sinking fund terms, any or all of which may be greater than the rights of the Common Stock. The issuance of Preferred Stock could adversely affect the voting power of holders of Common Stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation. Such issuance could have the effect of decreasing the market price of the Common Stock. The issuance of Preferred Stock or even the ability to issue Preferred Stock could also have the effect of delaying, deterring or preventing a change in control. We have no present plans to issue any shares of Preferred Stock.

Options

As of May 7, 2010 there were 250,000 options to purchase shares outstanding (of which 30,000 have vested) under our approved stock option plan and 37,548,000 shares were available for future grants under our stock option plan. Holders of options do not have any of the rights or privileges of our shareholders, including voting rights, prior to exercise of the options. The number of shares of Common Stock for which these options are exercisable and the exercise price of these options are subject to proportional adjustment for stock splits and similar changes affecting our Common Stock. We have reserved sufficient shares of authorized Common Stock to cover the issuance of Common Stock subject to the options.

Warrants

As of May 7, 2010 there were 825,000 outstanding share purchase warrants; each warrant entitles the holder thereof to purchase one share of Common Stock  at an adjusted exercise price of $1.34 per share as of May 3, 2010. These warrants expire on May 11, 2012.

Potential Anti-Takeover Effect of Provisions of Florida Law and Our Bylaws

We are subject to several anti-takeover provisions under Florida law that apply to public corporations organized under Florida law, unless the corporation has elected to opt out of those provisions in its articles of incorporation or bylaws. We have not elected to opt out of those provisions. The FBCA prohibits the voting of shares in a publicly-held Florida corporation that are acquired in a “control share acquisition” unless the holders of a majority of the corporation’s voting shares (exclusive of shares held by officers of the corporation, inside directors, or the acquiring party) approve the granting of voting rights as to the shares acquired in the control share acquisition. A “control share acquisition” is defined in the FBCA as an acquisition that immediately thereafter entitles the acquiring party to vote in the election of directors within each of the following ranges of voting power: one-fifth or more but less than one-third of such voting power, one-third or more but less than a majority of such voting power, and more than a majority of such voting power. However, an acquisition of a publicly held Florida corporation’s shares is not deemed to be a control-share acquisition if it is either (i) approved by such corporation’s board of directors, or (ii) made pursuant to a merger agreement to which such a Florida corporation is a party.

The FBCA also contains an “affiliated transaction” provision that prohibits a publicly-held Florida corporation from engaging in a broad range of business combinations or other extraordinary corporate transactions with any person who, together with affiliates and associates, beneficially owns more than 10% of the corporation’s outstanding voting shares, otherwise referred to as an “interested shareholder,” unless:

•	the transaction is approved by a majority of disinterested directors before the person becomes an interested shareholder,
•	the interested shareholder has owned at least 80% of the corporation’s outstanding voting shares for at least five years, or
•	the transaction is approved by the holders of two-thirds of the corporation’s voting shares other than those owned by the interested shareholder.

Our Articles of Incorporation also permit our board of directors to issue up to 1,000,000 shares of Preferred Stock, with such rights, preferences, privileges, and restrictions as are fixed by the board of directors. This gives our board of directors the ability to issue shares of Preferred Stock which could include the right to approve or not approve an acquisition or other transaction that could result in a change in control.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple shareholders sharing an address unless we received contrary instructions from one or more of any such shareholders.  We shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  A shareholder can notify us that the shareholder wishes to receive a separate copy of the Information Statement by sending a written request to us at:

HepaLife Technologies, Inc.
850 Third Avenue,
Suite 1801
New York, NY 10022
Telephone: 646-218-1400

A shareholder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested us to include any additional proposals in this Information Statement.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Commission.  The 1934 Act Filings and other reports filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide the Company’s shareholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Exhibit A

Articles of Amendment
To The Articles of Incorporation
Of
Hepalife Technologies, Inc. Adopted
Pursuant to Section 607.1003 of the
Florida Business Corporation Act
------------------------------------------------

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, Hepalife Technologies, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Florida Business Corporation Act, does hereby certify that it has adopted the following Articles of Amendment to its Articles of Incorporation:

FIRST:  Amendment(s) adopted:

“Article IV. Board of Directors” is hereby amended to read in its entirety as follows:

“The affairs of the Corporation shall be managed by a Board of Directors determined as follows:

A.           NUMBER OF DIRECTORS. Subject to the rights if  any, of the holders of any series of  Preferred  Stock to elect additional directors under specified  circumstances, the number of  directors  shall be fixed from time to time  exclusively  by  the  Board  of  Directors  pursuant  to  resolution  adopted by a majority  of the total  number of directors which the  Corporation  would have if there were no vacancies (the "Whole Board").

B.           ELECTION AND TERMS OF DIRECTORS.  Directors  shall be elected by a majority of the votes cast, and the directors of  this Corporation shall be divided into three classes (Class I, Class II and Class III), with respect to the time that they  severally  hold office,  as  nearly equal in number as possible,  with the initial term of office of the Class I directors to expire at the 2010 annual meeting of shareholders of the Corporation and until  their   respective   successors   are  elected  and qualified,  the initial term of office of the Class II  directors  to expire  at the 2011  annual  meeting  of shareholders of the Corporation and until their respective successors  are elected and qualified and the initial term of office of the Class III directors to expire at the 2012 annual meeting of shareholders of the Corporation and until  their   respective   successors   are  elected  and qualified.  Commencing  with the 2010  annual  meeting  of shareholders  of the  Corporation,  directors  elected  to succeed those directors whose terms have thereupon expire shall be  elected  for a term of  office  to expire at the third  succeeding  annual meeting of  shareholders  of the Corporation   after   their   election   and  until  their respective successors are elected and qualified

C.           NEWLY CREATED DIRECTORSHIPS AND VACANCIES.

(1)           If the number of directors is changed, any increase or decrease may be  apportioned  among the classes so as to maintain or attain, if possible, the equality  of the number of  directors  in each class, but in no  case  will a  decrease  in the  number  of directors shorten the term of any incumbent director.

(2)           Subject to the  rights of the  holders of any  series  of  Preferred   Stock,   newly   created directorships  resulting  from  any  increase  in the authorized  number of directors  or any  vacancies on the  Board  of   Directors   resulting   from  death, resignation,  retirement,  disqualification,  removal from  office  or other  cause  (other  than a vacancy  resulting from removal by the shareholders,  in which case   such   vacancy   shall   be   filled   by  the shareholders) shall be filled only by a majority vote of the directors  then in office,  though less than a quorum,  and a director  so chosen  shall hold office for the unexpired portion of the term of the class in which such director was chosen to serve and until his  successor  is elected and  qualified.  No decrease in the number of authorized directors constituting the entire Board of Directors  shall  shorten the term of any incumbent director.

D.           AMENDMENTS TO THIS ARTICLE IV.  The  affirmative vote of the  holders  of sixty-six and two thirds percent  (66 2/3%) of the voting  power of all of the then  outstanding  shares of the capital stock of  the  Corporation  entitled to vote  generally  in the election of directors  (the "Voting  Stock"),  voting together  as a single  class,  shall be  required  to amend  or   repeal,   or  to  adopt   any   provision inconsistent  with this Article.”

“Article V. Capital Stock” is hereby amended to read in its entirety as follows:

“The Corporation shall have the authority to issue 500,000,000 shares of Common Stock, par value $0.001 per share.  The Corporation shall have the authority to issue 1,000,000 shares of Preferred Stock, par value $0.001 per share, which may be divided into series and with the preferences, limitations and relative rights determined by the Board of Directors.

SECOND:  The date of each amendment’s adoption by the Corporation’s shareholders was May 7, 2010.

THIRD:  The Amendment  to  the  Articles of  Incorporation of  the  Corporation  effected by these Articles of Amendment was duly authorized by the Board of Directors of the  Corporation  in  accordance  with the  provisions  of  Section 607.1003 of the Florida Business Corporation Act (the “FBCA”),  and by the affirmative vote of the holders of a majority of the  Corporation's outstanding  capital stock entitled to vote thereon by written  consent in accordance  with the provisions of Section 607.1003 of the FBCA.

IN WITNESS WHEREOF, the Corporation has caused this Articles of Amendment to be signed and acknowledged by its President on this _____ day of May, 2010.

Hepalife Technologies, Inc.

By: ________________________________

Name: Richard Rosenblum

Title: President

Exhibit B

Amended and Revised
Bylaws
of
HepaLife Technologies, Inc.
(formerly Zeta Corporation)

ARTICLE I.  DIRECTORS

Section 1. Power; Number; Classification; Term of Office; Election Procedures. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and shareholders:

Subject to the Corporation’s Articles of Incorporation, as amended, the number, classification, and terms of the Board of Directors of the Corporation and the procedures to elect directors, to remove directors, and to fill vacancies in the Board of Directors shall be as follows:

(a)           Unless otherwise provided in the Charter, the number of directors that shall constitute the whole Board of Directors shall from time to time be fixed exclusively by the Board of Directors by a resolution adopted by a majority of the whole Board of Directors serving at the time of that vote. Except in the event of a vacancy contemplated by Section 1(c) of this Article I, in no event shall the number of directors that constitute the whole Board of Directors be fewer than three. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation otherwise provide. Unless otherwise provided in the Charter, directors need not be shareholders of the Corporation or residents of the State of Florida.

(b)           The Board of Directors of the Corporation shall be divided into three classes designated Class I, Class II, and Class III, respectively, all as nearly equal in number as possible, with each director then in office receiving the classification that at least a majority of the Board of Directors designates. The initial term of office of directors of Class I shall expire at the annual meeting of shareholders of the Corporation in 2010, of Class II shall expire at the annual meeting of shareholders of the Corporation in 2011, and of Class III shall expire at the annual meeting of shareholders of the Corporation in 2012, and in all cases as to each director until his successor is elected and qualified or until his earlier death, resignation or removal. At each annual meeting of shareholders beginning with the annual meeting of shareholders in 2010, each director elected to succeed a director whose term is then expiring shall hold his office until the third annual meeting of shareholders after his election and until his successor is elected and qualified or until his earlier death, resignation or removal. If the number of directors that constitutes the whole Board of Directors is changed as permitted by this Article I, the majority of the whole Board of Directors that adopts the change shall also fix and determine the number of directors comprising each class; provided, however, that any increase or decrease in the number of directors shall be apportioned among the classes as equally as possible.

(c)           Vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification or removal from office may be filled by no less than a majority vote of the remaining directors (or, if only one director remains, the vote of such director) then in office, though less than a quorum. Each director so chosen shall represent the same class or classes of shareholders that such vacant directorship had represented, and each director so chosen shall also receive the classification of such vacant directorship to which he has been appointed.

(d)           A directorship to be filled by reason of an increase in the number of directors may be filled by (i) the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon at an annual or special meeting of shareholders called for that purpose or (ii) the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided, that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders. Any newly created directorship shall receive the classification that at least a majority of the Board of Directors designates.

(e)           A director of any class of directors of the Corporation may be removed before the expiration date of that director’s term of office, by an affirmative vote of the holders of not less than a majority of the votes of the outstanding shares of the class or classes or series of stock then entitled to be voted at an election of directors of that class or series, voting together as a single class, cast at the annual meeting of shareholders or at any special meeting of shareholders called by a majority of the whole Board of Directors for this purpose.

Section 2. Quorum; Required Vote for Director Action. Unless otherwise required by law or provided in the Charter or these Bylaws, a majority of the total number of directors shall constitute a quorum for the transaction of business of the Board of Directors, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3. Meetings; Order of Business. Meetings of the Board of Directors may be held at such place or places as shall be determined from time to time by resolution of the Board of Directors. At all meetings of the Board of Directors business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board (if any), or in his absence by the Chief Executive Officer (if he is a director), or in the absence of the Chairman of the Board and the Chief Executive Officer, by the President (if the President is director), or by resolution of the Board of Directors.

Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened

Section 4. First Meeting. In connection with any annual meeting of shareholders at which directors were elected, the Board of Directors may, if a quorum is present, hold its first meeting for the transaction of business immediately after and at the same place as such annual meeting of the shareholders. Notice of such meeting at such time and place shall not be required.

Section 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Directors. Notice of such regular meetings shall not be required.

Section 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board (if any), the Chief Executive Officer, the President or, on the written request of any one director, by the Secretary, in each case on at least 24 hours personal, written, facsimile or electronic notice to each director. Such notice, or any waiver thereof pursuant to need not state the purpose or purposes of such meeting, except as may otherwise be required by law or provided for by the Charter or these Bylaws. Notice of a meeting of the Board of Directors need not be given to a director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting constitutes a waiver of notice of that meeting and waiver of all objections to the place of the meeting, the time of the meeting, and the manner in which it has been called or convened, unless a director objects to the transaction of business (promptly upon arrival at the meeting) because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors must be specified in the notice or waiver of notice of the meeting.

A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of an adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment  to the other directors. Meetings of the Board of Directors may be called by the president or the Chairman of the Board of Directors. Members of the Board of Directors and any committee of the Board may participate in a meeting by telephone conference or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation by these means constitutes presence in person at a meeting

Section 7. Compensation. Unless restricted by the Charter, the Board of Directors shall have the authority to fix the compensation, if any, of directors.

Section 8. Presumption of Assent. A director who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 9. Approval or Ratification of Acts or Contracts by Shareholders. The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the shareholders, or at any special meeting of the shareholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the shareholders holding a majority of the issued and outstanding shares of stock of the Corporation entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Corporation and upon all the shareholders as if it shall have been approved or ratified by every shareholder of the Corporation.

Section 10.  Place of Meeting. Regular and special meetings of the Board of Directors shall be held at the principal place of business of the Corporation or at another place designated by the person or persons giving notice or otherwise calling the meeting.

Section 11.  Action By Written Consent. Any action required or permitted to be taken at a meeting of directors may be taken without a meeting if a consent in writing setting forth the action to be taken and signed by all of the directors is filed in the minutes of the proceedings of the Board. The action taken shall be deemed effective when the last director signs the consent, unless the consent specifies otherwise.

ARTICLE II.  MEETINGS OF SHAREHOLDERS

Section 1.  Annual Meeting. The annual meeting of the shareholders of the Corporation for the election of officers and for such other business as may properly come before the meeting shall be held at such time and place as designated by the Board of Directors.

Section 2.  Special Meeting. Special meetings of the shareholders shall be held when directed by the President and Chief Executive Officer or when requested in writing by shareholders holding at least 10% of the Corporation’s stock having the right and entitled to vote at such meeting. A meeting requested by shareholders shall be called by the President and Chief Executive Officer for a date not less than 10 nor more than 60 days after the request is made. Only business within the purposes described in the meeting notice may be conducted at a special shareholders’ meeting.

Section 3.  Place. Meetings of the shareholders will be held at the principal place of business of the Corporation or at such other place as is designated by the Board of Directors.

Section 4.  Notice. A written notice of each meeting of shareholders shall be mailed to each shareholder having the right and entitled to vote at the meeting at the address as it appears on the records of the Corporation. The meeting notice shall be mailed not less than 10 nor more than 60 days before the date set for the meeting. The record date for determining shareholders entitled to vote at the meeting will be the close of business on the day before the notice is sent. The notice shall state the time and place the meeting is to be held. A notice of a special meeting shall also state the purposes of the meeting. A notice of meeting shall be sufficient for that meeting and any adjournment of it. If a shareholder transfers any shares after the notice is sent, it shall not be necessary to notify the transferee. All shareholders may waive notice of a meeting at any time.

Section 5.  Shareholder Quorum. A minimum of 15% of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Any number of shareholders, even if less than a quorum, may adjourn the meeting without further notice until a quorum is obtained.

Section 6.  Shareholder Voting. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. An alphabetical list of all shareholders who are entitled to notice of a shareholders’ meeting along with their addresses and the number of shares held by each shall be produced at a shareholders’ meeting upon the request of any shareholder.

Section 7.  Proxies. A shareholder entitled to vote at any meeting of shareholders or any adjournment thereof may vote in person or by proxy executed in writing and signed by the shareholder or his attorney-in-fact. The appointment of proxy will be effective when received by the Corporation’s officer or agent authorized to tabulate votes. No proxy shall be valid more than 11 months after the date of its execution unless a longer term is expressly stated in the proxy.

Section 8.  Validation. If shareholders who hold a majority of the voting stock entitled to vote at a meeting are present at the meeting, and sign a written consent to the meeting on the record, the acts of the meeting shall be valid, even if the meeting was not legally called and noticed.

Section 9.  Conduct of Business By Written Consent. Any action of the shareholders may be taken without a meeting if written consents, setting forth the action taken, are signed by at least a majority of shares entitled to vote and are delivered to the officer or agent of the Corporation having custody of the Corporation’s records within 60 days after the date that the earliest written consent was delivered. Within 10 days after obtaining an authorization of an action by written consent, notice shall be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action. If the action creates dissenters’ rights, the notice shall contain a clear statement of the right of dissenting shareholders to be paid the fair value of their shares upon compliance with and as provided for by the state law governing corporations.

ARTICLE III.  OFFICERS

Section 1.  Elected Officers. The elected officers of the Corporation shall be, at the discretion of the Board of Directors, a Chairman, Chief Executive Officer, a President, a Secretary, a Treasurer and such other officers (including, without limitation, one or more Vice Presidents, a Chief Operating Officer and a Chief Financial Officer) as the Board of Directors from time to time may deem proper. All officers elected by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article III. Such officers shall also have such powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof. The Board of Directors, or any committee thereof, may from time to time elect, or the Chief Executive Officer may appoint, such other officers (including a Chief Medical Officer, a Chief Technology Officer, and one or more Assistant Vice Presidents, Assistant Secretaries, Assistant Treasurers and Assistant Controllers) and such agents, as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as shall be provided in these Bylaws or as may be prescribed by the Board of Directors, or any committee thereof, or by the Chief Executive Officer, as the case may be. Any person may hold any one or more executive positions.

Section 2.  Election and Term of Office. The elected officers of the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after the annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign, but any officer may be removed from office at any time by the affirmative vote of a majority of the members of the Board of Directors or, except in the case of an officer or agent elected by the Board or by the Chief Executive Officer. Such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

Section 3.  Chairman/Vice Chairman. The full Board of Directors may elect a Chairman of the Board and a Vice Chairman of the Board of Directors (the “Vice Chairman of the Board”) from among the directors. The Chairman of the Board and the Vice Chairman of the Board may be removed from such capacity, but not in his or her capacity as a director, by a majority vote of the full Board of Directors. The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Directors. The Chairman of the Board shall have such other powers and duties as may from time to time be prescribed by the Board of Directors, upon written directions given to him pursuant to resolutions duly adopted by the Board of Directors. The Vice Chairman of the Board, in the absence of the Chairman of the Board, shall preside at all meetings of the shareholders and of the Board of Directors. (In the absence or inability to act of the Chairman of the Board, the Vice Chairman of the Board and the Chief Executive Officer, the Board of Directors shall elect a chairman of the meeting.) The Vice Chairman of the Board shall have such other powers and duties as may from time to time be prescribed by the Board of Directors, upon written directions given to him pursuant to resolutions duly adopted by the Board of Directors, or by the Chairman of the Board.

Section 4.  Chief Executive Officer. The Chief Executive Officer, subject to the control of the Board of Directors, shall act in a general executive capacity and shall control the business and affairs of the Corporation. In the absence of the Chairman of the Board and the Vice Chairman of the Board or if a Chairman of the Board and a Vice Chairman of the Board are not elected by the Board of Directors, the Chief Executive Officer shall preside at all meetings of the shareholders and, if the Chief Executive Officer is a director, at all meetings of the Board of Directors. He or she may also preside at any such meeting attended by the Chairman of the Board if he or she is so designated by the Chairman of the Board. In the absence of the Chairman of the Board, he or she may also preside at any such meeting attended by the Vice Chairman of the Board if he or she is so designated by the Vice Chairman of the Board. The Chief Executive Officer shall have the power to appoint and remove subordinate officers, agents and employees, except those elected by the Board of Directors. The Chief Executive Officer shall keep the Board of Directors fully informed and shall consult with them concerning the business of the Corporation.

Section 5.  President. The President shall have general supervision over strategic planning and implementation, administration and the accounting and finance operations of the Corporation, and shall see that all resolutions of the Board of Directors are carried into effect. The President shall have such other duties as may be determined from time to time by resolution of the Board of Directors not inconsistent with these Bylaws. The President, in the absence or incapacity of the Chief Executive Officer, shall also perform the duties of that office. He or she may sign with the Secretary or any other officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. He or she shall vote, or give a proxy to any other officer of the Corporation to vote, all shares of stock of any other Corporation standing in the name of the Corporation and in general he or she shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6.  Vice Presidents. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him by the Board of Directors.

Section 7.  Chief Operating Officer. The Chief Operating Officer, if one is elected, shall report to the Chief Executive Officer, in the event that he or she is also the President, or to the Chief Executive Officer and the President, in the event that he or she is not also the President, and shall have general supervision of the day-to-day operation of the activities of the Corporation and shall perform such duties, and shall have such other authority and powers as the President (in the event that he or she is not also the Chief Executive Officer), the Chief Executive Officer or the Board of Directors may from time to time prescribe. The Chief Operating Officer, with the approval of either the Chief Executive Officer or the President, shall have authority to execute instruments, documents, agreements and contracts, in the name of the Corporation, to the same extent as the President or any Vice President.

Section 8.  Chief Financial Officer. The Chief Financial Officer, if any, shall act in an executive financial capacity. He or she shall assist the Chief Executive Officer in the general supervision of the Corporation’s financial policies and affairs.

Section 9.  Principal Accounting Officer. The Principal Accounting Officer shall be responsible for the Preparation of annual financial statements, including footnote disclosures and 10-K, the coordination of annual audit by external auditors, the preparation of quarterly financial statements, including footnote disclosures and 10-Q, and the coordination of quarterly reviews by external auditors, and, generally ensuring compliance with regulatory financial disclosure requirements.

Section 10.  Treasurer. The Treasurer shall exercise general supervision over the receipt, custody and disbursement of corporate funds. The Treasurer shall cause the funds of the Corporation to be deposited in such banks as may be authorized by the Board of Directors, or in such banks as may be designated as depositaries in the manner provided by resolution of the Board of Directors. He or she shall have such further powers and duties and shall be subject to such directions as may be granted or imposed upon him from time to time by the Board of Directors or the Chief Executive Officer.

Section 11.  Secretary and Assistant Secretary. The Secretary shall keep, or cause to be kept, in one or more books provided for that purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the shareholders; he or she shall see that all notices are duly given in accordance with the provisions of the Articles  of Incorporation, these Bylaws and as required by law; he or she shall be custodian of the records and the seal of the Corporation; and he or she shall see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and in general, he or she shall perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer. The Secretary, or any Assistant Secretary, shall have authority to affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal.

Section 12.  Removal. Any officer elected, or agent appointed, by the Board of Directors may be removed by the affirmative vote of a majority of the entire Board of Directors whenever, in their judgment, the best interests of the Corporation would be served thereby. Any officer or agent appointed by the Chief Executive Officer may be removed by him whenever, in his or her judgment, the best interests of the Corporation would be served thereby. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his or her successor or his or her death, resignation or removal, whichever event shall first occur, except as otherwise provided in an employment contract or under an employee deferred compensation plan.

Section 13.  Vacancies. Any newly created elected office and any vacancy in any elected office because of death, resignation or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors. Any vacancy in an office appointed by the Chief Executive Officer because of death, resignation or removal may be filled by the Chief Executive Officer.”

ARTICLE IV.  DISTRIBUTIONS

The Board of Directors may, from time to time, declare distributions to its shareholders in cash, property, or its own shares, unless the distribution would cause (i) the Corporation to be unable to pay its debts as they become due in the usual course of business, or (ii) the Corporation’s assets to be less than its liabilities plus the amount necessary, if the Corporation were dissolved at the time of the distribution, to satisfy the preferential rights of shareholders whose rights are superior to those receiving the distribution. The shareholders and the Corporation may enter into an agreement requiring the distribution of corporate profits, subject to the provisions of law.

ARTICLE V.  CORPORATE RECORDS

Section 1. Corporate Records. The Corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time. The Corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors on behalf of the Corporation. The Corporation shall maintain accurate accounting records and a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing and the number and series of shares held by each.

The Corporation shall keep a copy of its articles or restated articles of incorporation and all amendments to them currently in effect; these Bylaws or restated Bylaws and all amendments currently in effect; resolutions adopted by the Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; the minutes of all shareholders’ meetings and records of all actions taken by shareholders without a meeting for the past three years; written communications to all shareholders generally or all shareholders of a class of series within the past three years, including the financial statements furnished for the last three years; a list of names and business street addresses of its current directors and officers; and its most recent annual report delivered to the Department of State of the State of Florida.

Section 2.  Shareholders’ Inspection Rights. A shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any books and records of the Corporation. The shareholder must give the Corporation written notice of this demand at least five business days before the date on which he wishes to inspect and copy the record(s). The demand must be made in good faith and for a proper purpose. The shareholder must describe with reasonable particularity the purpose and the records he desires to inspect, and the records must be directly connected with this purpose. This Section does not affect the right of a shareholder to inspect and copy the shareholders’ list described in this Article if the shareholder is in litigation with the Corporation. In such a case, the shareholder shall have the same rights as any other litigant to compel the production of corporate records for examination.

The Corporation may deny any demand for inspection if the demand was made for an improper purpose, or if the demanding shareholder has within the two years preceding his demand, sold or offered for sale any list of shareholders of the Corporation or of any other Corporation, has aided or abetted any person in procuring any list of shareholders for that purpose, or has improperly used any information secured through any prior examination of the records of this Corporation or any other corporation.

Section 3.  Financial Statements for Shareholders. Unless modified by resolution of the shareholders within 120 days after the close of each fiscal year, the Corporation shall furnish its shareholders with annual financial statements which may be consolidated or combined statements of the Corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial statements are prepared for the Corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.

If the annual financial statements are reported upon by a public accountant, his report must accompany them. If not, the statements must be accompanied by a statement of the President or the person responsible for the Corporation’s accounting records stating his reasonable belief whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation and describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year. The Corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the Corporation to prepare its financial statements. Thereafter, on written request from a shareholder who was not mailed the statements, the Corporation shall mail him the latest annual financial statements.

Section 4.  Other Reports to Shareholders. If the Corporation indemnifies or advances expenses to any director, officer, employee or agent otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the Corporation, the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next annual shareholders’ meeting, or prior to the meeting if the indemnification or advance occurs after the giving of the notice but prior to the time the annual meeting is held. This report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

If the Corporation issues or authorizes the issuance of shares for promises to render services in the future, the Corporation shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the Corporation, with or before the notice of the next shareholders’ meeting.

ARTICLE VI.  STOCK CERTIFICATES

Section 1.  Issuance. The Board of Directors may authorize the issuance of some or all of the shares of any or all of its classes or series without certificates. Each certificate issued shall be signed by the President and the Secretary (or the Treasurer). The rights and obligations of shareholders are identical whether or not their shares are represented by certificates.

Section 2.  Registered Shareholders. No certificate shall be issued for any share until the share is fully paid. The Corporation shall be entitled to treat the holder of record of shares as the holder in fact and, except as otherwise provided by law, shall not be bound to recognize any equitable or other claim to or interest in the shares.

Section 3.  Transfer of Shares. Shares of the Corporation shall be transferred on its books only after the surrender to the Corporation of the share certificates duly endorsed by the holder of record or attorney-in-fact. If the surrendered certificates are canceled, new certificates shall be issued to the person entitled to them, and the transaction recorded on the books of the Corporation.

Section 4.  Lost, Stolen or Destroyed Certificates. If a shareholder claims to have lost or destroyed a certificate of shares issued by the Corporation, a new certificate shall be issued upon the delivery to the Corporation of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, and, at the discretion of the Board of Directors, upon the deposit of a bond or other indemnity as the Board reasonably requires.

ARTICLE VII.  INDENNIFICATION

Section 1.  Right to Indemnification. The Corporation hereby indemnifies each person (including the heirs, executors, administrators, or estate of such person) who is or was a director or officer of the Corporation to the fullest extent permitted or authorized by current or future legislation or judicial or administrative decision against all fines, liabilities, costs and expenses, including attorneys’ fees, arising out of his or her status as a director, officer, agent, employee or representative. The foregoing right of indemnification shall not be exclusive of other rights to which those seeking an indemnification may be entitled. The Corporation may maintain insurance, at its expense, to protect itself and all officers and directors against fines, liabilities, costs and expenses, whether or not the Corporation would have the legal power to indemnify them directly against such liability.

Section 2.  Advances. Costs, charges and expenses (including attorneys’ fees) incurred by a person referred to in Section 1 of this Article in defending a civil or criminal proceeding shall be paid by the Corporation in advance of the final disposition thereof upon receipt of an undertaking to repay all amounts advanced if it is ultimately determined that the person is not entitled to be indemnified by the Corporation as authorized by this Article, and upon satisfaction of other conditions required by current or future legislation.

Section 3.  Savings Clause. If this Article or any portion of it is invalidated on any ground by a court of competent jurisdiction1 the Corporation nevertheless indemnifies each person described in Section 1 of this Article to the fullest extent permitted by all portions of this Article that have not been invalidated and to the fullest extent permitted by law.

ARTICLE VIII.  Amendment

These Bylaws (other than Article I, Section 1(b)) may be altered, amended or repealed, and new Bylaws adopted, by a majority vote of the directors, in accordance with the provisions of the Florida Business Corporations Act, or by a vote of the shareholders holding a majority of the Corporation’s then issued and outstanding shares provided that any amendment to Article I Section 1(b) shall require the affirmative vote of holders of sixty-six and two thirds percent (66 2/3%) of the Corporation’s then issued and outstanding shares.